UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

SERITAGE GROWTH PROPERTIES

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530
New York, New York	10110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 355-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, Seritage Growth Properties (the “Company”) entered into an amended and restated employment agreement with Adam Metz (the “Employment Agreement”) pursuant to which Mr. Metz will continue to serve as the Company’s Chief Executive Officer and President. The Employment Agreement has an initial term of six months and provides the Company with an option to extend the term for an additional six months. The Employment Agreement continues to provide Mr. Metz with an annual base salary of $1,100,000 and also provides Mr. Metz with an annual bonus opportunity for the 12-month performance period beginning on July 1, 2026. The target amount of Mr. Metz’s annual bonus opportunity increased from $1,225,000 under his prior employment agreement to $1,300,000 under the Employment Agreement (the “Target Bonus”). In the event that the Company does not exercise its option to extend the term of the Employment Agreement for an additional six months, the performance period for the annual bonus will be prorated to equal the initial six-month term of the Employment Agreement, the target amount will equal 50% of the Target Bonus, and the level of achievement against the performance goals will be measured based on performance during the initial six-month term of the Employment Agreement. The remaining terms and conditions of the Employment Agreement remain unchanged by its amendment and restatement. The foregoing description of the Employment Agreement is only a summary and is qualified in its entirety by reference to the full text of the Employment Agreement, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement by and among Adam Metz, Seritage Growth Properties, L.P., and Seritage Growth Properties, dated July 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SERITAGE GROWTH PROPERTIES

Date: July 8, 2026	By:	/s/ Matthew Fernand
Matthew Fernand
Chief Legal Officer and Corporate Secretary